EXHIBIT 10.116




                       CONTRAT DE PRESTATIONS LOGISTIQUES







ENTRE

La societe INTER PARFUMS, societe anonyme au capital de 12.816.594 (euro), dont le siege social est 4 Rond Point des Champs Elysees, 75008 PARIS, immatriculee au Registre du Commerce et des Societes de PARIS sous le numero 350 219 382,

Representee par Monsieur Philippe BENACIN, President Directeur General

Ci-apres denommee INTER PARFUMS,


                                        D'UNE PART,




ET




La societe SAGATRANS, societe par actions simplifiee au capital de 23.880.825
(euro), dont le siege social est 31/32 quai De Dion Bouton, 92800 PUTEAUX, immatriculee au Registre du Commerce et des Societes de NANTERRE sous le numero 712 025 691,

Representee par Monsieur Philippe CHAMINADE, President

Ci-apres denommee SAGATRANS,


                                        D'AUTRE PART,

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                                    SOMMAIRE



ARTICLE  1 - OBJET

ARTICLE  2 - EXCLUSIVITE

ARTICLE  3 - INSTALLATIONS ET EQUIPEMENTS

ARTICLE  4 - MARCHANDISES ET CONDITIONNEMENTS

ARTICLE  5 - APPROVISIONNEMENT ET RECEPTION DES MARCHANDISES

ARTICLE  6 - PRESTATIONS LOGISTIQUES

ARTICLE  7 - PRESTATIONS COMPLEMENTAIRES

ARTICLE  8 - DROIT DE VISITE

ARTICLE  9 - INVENTAIRES

ARTICLE 10 - COMMANDES

ARTICLE 11 - SORTIES DES MARCHANDISES

ARTICLE 12 - REMUNERATION

ARTICLE 13 -

REVISIONS EXCEPTIONNELLES

ARTICLE 14 - RESPONSABILITE

ARTICLE 15 - ASSURANCES

ARTICLE 16 - FORCE MAJEURE

ARTICLE 17 - GESTION ET ADAPTATION DU CONTRAT

ARTICLE 18 - DUREE

ARTICLE 19 - INDEPENDANCE DES PARTIES

ARTICLE 20 - CONFIDENTIALITE

ARTICLE 21 - RUPTURE DU CONTRAT

ARTICLE 22 - CESSION

ARTICLE 23 - TOLERANCE

ARTICLE 24 - INTITULES

ARTICLE 25 - NULLITE PARTIELLE

ARTICLE 26 - ELECTION DE DOMICILE

ARTICLE 27 - ENREGISTREMENT

ARTICLE 28 - COMPETENCE

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IL EST PREALABLEMENT EXPOSE CE QUI SUIT :

Le 29 mai 1995, la societe SAGATRANS, societe specialisee dans la logistique et l'organisation du transport et la societe INTER PARFUMS, societe specialisee dans la creation, fabrication et commercialisation de parfums et produits cosmetiques, ont signe un protocole d'accord, avec effet retroactif au 1er janvier 1995, aux termes duquel INTER PARFUMS a confie a SAGATRANS, sur son site de Rouen, rue Leon Maletra, la gestion de son stock de produits cosmetiques et de parfumerie destines a l'exportation. Ce contrat a ete complete par avenants en date des 18 et 20 decembre 1995, et du 24 juin 1997.

Afin de repondre a la croissance de l'activite de la societe INTER PARFUMS et a sa decision de confier a SAGATRANS le stockage de ses produits a destination du marche francais outre ceux destines a l'exportation, les parties sont convenues de transferer le stockage des produits commercialises par INTER PARFUMS sur une nouvelle plate-forme dediee a l'activite d'INTER PARFUMS.

INTER PARFUMS et SAGATRANS ont donc signe le 5 mai 1998 un contrat de prestations de services portant sur l'organisation et l'execution des operations de reception, de stockage, de preparation de commandes de produits cosmetiques et de parfumerie commercialises par INTER PARFUMS dans un entrepot de 8.000 m(2) (batiment A) pris en location par SAGATRANS sur le site de Rouen Vallee de Seine Logistique et dedie a l'activite INTER PARFUMS dont la mise en exploitation a ete faite le 1er aout 1999.

Pour repondre aux besoins d'INTER PARFUMS, SAGATRANS s'est engagee par avenant du 21 novembre 2001 a prendre en location aupres de la S.C.I. SOGARIS-PORT DE ROUEN VALLEE DE SEINE, un batiment a usage d'entrepot d'une superficie d'environ
3.000 m(2) construit en extension du batiment A et mis en exploitation en juillet 2002 et a poursuivre avec le Port Autonome de Rouen et la SOGARIS l'etude d'un projet d'implantation d'un nouvel entrepot d'une superficie d'environ 6.000 m(2) sur le meme site.

Dans le courant de l'annee 2003 et 2004, les parties se sont reunies regulierement pour examiner les moyens necessites par la croissance annoncee par INTER PARFUMS. A l'issue des differentes etudes, les parties ont convenu de prevoir une nouvelle extension des capacites de stockage sur le site de ROUEN VALLEE DE SEINE. et de signer le present contrat qui, a compter de sa date d'effet, entrainera resiliation du contrat du 5 mai 1998 et de son avenant.

IL A DONC ETE CONVENU CE QUI SUIT :

ARTICLE 1 - OBJET

INTER PARFUMS confie a SAGATRANS, qui accepte, aux termes et conditions ci-apres exposes, l'organisation et l'execution des operations de reception, de stockage, de preparation des commandes des produits ci-apres definis a l'article 4, destines au marche national et a l'exportation.

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SAGATRANS s'engage a mettre en place et a adapter la structure, les equipements, les moyens en personnel et en materiels necessaires a l'execution de la prestation confiee et demandee par la societe INTER PARFUMS dans les conditions des presentes.

ARTICLE 2 - EXCLUSIVITE

INTER PARFUMS confie a SAGATRANS l'exclusivite des operations de stockage des produits finis ci-apres definis (<< Produits >>)et de logistique decrites au present contrat a l'exclusion de toutes prestations complementaires. Les Parties conviennent que cette exclusivite est consentie et acceptee tant que SAGATRANS sera en mesure, pendant toute la duree de ce contrat, d'offrir a INTER PARFUMS une structure, des equipements, des moyens en personnel et materiels necessaires afin de repondre a la demande de capacite de stockage d'INTER PARFUMS conformement a la reglementation en vigueur.

Les parties conviennent expressement que par derogation a cette exclusivite, INTER PARFUMS se reserve le droit, lorsque les circonstances le requierent, notamment l'urgence, la localisation a l'etranger des usines de production d'articles promotionnels, de prendre en charge par ses propres moyens l'expedition de ses Produits a la sortie des usines et d'exclure en consequence le chiffre d'affaires afferent a cette commande du calcul de la remuneration de SAGATRANS telle que definie a l'article 12.


ARTICLE 3  - INSTALLATIONS ET EQUIPEMENTS

3.1. SURFACES DE STOCKAGE

SAGATRANS a mis en place et en oeuvre sur le site de ROUEN VALLEE DE SEINE LOGISTIQUE la structure immobiliere necessaire a l'execution de la prestation confiee et demandee par INTER PARFUMS et permettant :

   - de stocker les Produits confies par INTER PARFUMS a temperature ambiante et hors gel dans l'entrepot A,

   -  de preparer les commandes France (picking) et Export

   - d'assurer la gestion administrative des operations dans les bureaux attenants a l'entrepot A

Afin de repondre a la demande d'INTER PARFUMS d'augmenter les capacites de stockage, SAGATRANS s'engage a prendre en location, aupres de la SCI constituee entre le Port Autonome de Rouen et de la SOGARIS ou de toute entite qu'il se substituera , de nouvelles surfaces d'entreposage situees sur le domaine public sur le site de Rouen Vallee de Seine Logistique.

En l'etat actuel du projet de construction presente par le Port Autonome, les surfaces complementaires pourront etre mises en exploitation a compter du 1er octobre 2005. Il est convenu que SAGATRANS, ce qu'INTER PARFUMS accepte expressement, ne pourra etre tenue pour responsable des delais lies a la construction a etre effectuee par le Port Autonome de Rouen et/ou la SCI precitee ; qu'en consequence la realisation de ces travaux qui conditionne la mise en exploitation effective de l'extension ne saurait emporter aucune consequence en

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matiere de responsabilite dans le cadre des rapports contractuels existant entre
INTER PARFUMS et SAGATRANS. Neanmoins, SAGATRANS fera ses meilleurs efforts pour mettre en oeuvre tous moyens necessaires aupres de la SCI afin de s'assurer, dans la mesure du possible, de le mise en exploitation desdites surfaces complementaires dans le delai escompte.

SAGATRANS s'engage a informer immediatement INTER PARFUMS de tout incident de nature a remettre en cause ou a retarder la construction du batiment, afin de permettre aux parties d'envisager de nouvelles solutions. A la mise en exploitation des surfaces complementaires prevue le 1er octobre 2005, SAGATRANS offrira a INTER PARFUMS une capacite de stockage de 14.000 palettes (base 100 x
120) sur le site de ROUEN VALLE DE SEINE LOGISTIQUE repartie entre le batiment A et le batiment B, construits et concus en conformite de la reglementation en vigueur sur les installations classees et la protection de l'environnement, le batiment B etant equipe d'un systeme de sprinklage adapte a la nature des produits et a leur mode de stockage. SAGATRANS s'engage a augmenter, pendant toute la duree du present contrat, sa capacite de stockage jusqu'a 20.000 palettes (base 100 x 120) en fonction de l'evolution des besoins d'INTER PARFUMS lies au developpement de ses activites et figurant en Annexe 1 des presentes.


3.2. EQUIPEMENTS

SAGATRANS met a disposition tous les equipements necessaire a la realisation des prestations definies au present contrat et notamment :

   -  un ensemble de palettiers pouvant recevoir des palettes 100 x 120,

   - un equipement specifique (dynamique) pour les preparations de commande France incluant un tunnel de retraction,

   -  une filmeuse de palettes,

   -  un ensemble de chariots elevateurs adaptes a la configuration du stockage.

Etant convenu que SAGATRANS fera evoluer ou completer ses equipements afin d'assurer une gestion optimale du stockage des Produits confies par INTER PARFUMS au titre du present contrat.


3.3. INSTALLATION INFORMATIQUE

SAGATRANS s'est dotee d'un programme informatique specifique a la gestion de stock qu'elle se reserve le droit de modifier sous reserve d'accord prealable d'INTER PARFUMS et pour lequel des nouvelles fonctionnalites notamment en matiere de radio-frequence et identification des colis seront effectives au 31 janvier 2005. SAGATRANS mettra tout en oeuvre afin de reduire toute perturbation qui pourrait resulter des modifications, qui ne remettront en cause aucune fonction substantielle au traitement des donnees.

Une liaison informatique est mise en place entre SAGATRANS et INTER PARFUMS afin de permettre a cette derniere de transmettre directement ses commandes a SAGATRANS, de connaitre la position du stock, les preparations de commandes et les listes de colisage.

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SAGATRANS s'engage a faire les mises a jour des nouvelles versions du logiciel a
l'exception des fonctions specifiques qui devront faire l'objet d'un cahier des charges et d'un accord particulier entre les parties.

En cas de dysfonctionnement de quelque nature que ce soit de cette application informatique, SAGATRANS s'engage a effectuer ou faire effectuer toute maintenance necessaire afin que le systeme soit operationnel dans les plus brefs delais, notamment en faisant beneficier INTER PARFUMS des delais de maintenance dont dispose SAGATRANS aupres de ces fournisseurs de maintenance informatique, toute demande etant prise en compte dans un delai maximum de 24 heures ouvrables.

A l'issue du contrat, l'application informatique fournie par SAGATRANS demeurera la propriete de SAGATRANS. En consequence, INTER PARFUMS s'engage a restituer a SAGATRANS ladite application, le Modem, l'Interface et tous autres materiels appartenant a SAGATRANS, a premiere demande de cette derniere. SAGATRANS a l'issue du contrat mettra automatiquement fin a cette connexion informatique.


3.4. ADEQUATION DES MOYENS MIS EN OEUVRE

INTER PARFUMS confirme qu'en l'etat actuel du developpement de ses activites et de la nature des Produits confies, les surfaces de stockage, installations et equipements ci-dessus decrits sont necessaires et suffisants a la bonne fin des prestations qu'elle confie a SAGATRANS et notamment adaptes a la conservation, a la manutention et au traitement des flux de ses marchandises.

Le respect des donnees qui ont ete etablies par les parties et qui ont servi de base au dimensionnement des moyens mis en oeuvre est un point essentiel de ce contrat.


ARTICLE 4 - MARCHANDISES ET CONDITIONNEMENTS

4.1. INTER PARFUMS confie a SAGATRANS les Produits finis suivants :

o  parfums,

o  cosmetiques et produits de soins du corps,

o  savons, shampooings et autres produits d'entretien du corps,

o  produits conditionnes en aerosol,

o plus generalement toutes les gammes et lignes de produits de cosmetiques ou de parfumerie ainsi que tous accessoires commercialises par INTER PARFUMS,

a l'exclusion d'articles de conditionnement tels que pompes, cales, flacons, capot, etuis, caisses, concentres, jus, etiquettes.

Les parties conviennent que les marques designant l'ensemble des Produits confies a SAGATRANS sont toutes les marques commercialisees a la date de signature du present contrat par INTER PARFUMS, a l'exclusion expresse des produits LANVIN destines aux ventes a l'export qui seront confies a SAGATRANS a compter de la mise en oeuvre effective du batiment B.

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      Les parties  excluent  expressement  du present  contrat tous les produits dont le stockage  (nature et quantite) n'est pas valablement  autorise par
      les  arretes  prefectoraux   delivres  pour  la  rubrique  1510  (entrepot
      couvert), 1430 (liquides inflammables) conformement a la reglementation des installations classees pour la protection de l'environnement pour les entrepots situes sur le site de ROUEN VALLE DE SEINE.

Il est expressement precise que, conformement aux arretes prefectoraux delivres dans le cadre de la reglementation des installations classees pour la protection de l'environnement, le volume d'alcool contenu dans les liquides inflammables stockes ne pourra exceder 400 m3 dans l'entrepot A et 100 m3 dans l'entrepot B. En cas de depassement du volume autorise les parties se concerteront sur les modalites de stockage du surplus des produits concernes.

4.2. Les produits sont conditionnes sur palettes filmees indiquant le nombre de cartons contenus dans chaque palette, et les cartons indiqueront le nombre de produits qu'ils contiennent.

4.3. INTER PARFUMS s'oblige a fournir a SAGATRANS toutes informations sur les caracteristiques des produits et notamment les classifications, le volume d'alcool contenu, les contraintes de stockage inherentes a des produits particuliers et les risques encourus.

SAGATRANS  ne  saurait  etre   responsable  des   consequences  de  declarations
incompletes ou erronees concernant notamment la nature et la composition des produits.

SAGATRANS aura la faculte soit de proceder au deplacement d'office dans un local approprie de la marchandise ayant fait l'objet d'une declaration erronee ou incomplete, soit d'en effectuer la reexpedition d'office, en cas de risque de nature a compromettre la securite de ses activites, de son personnel ou des tiers.

SAGATRANS aura le droit de refuser l'entree des marchandises qui, par leur etat ou leur nature, seraient en contravention manifeste avec les lois et reglements en vigueur.


ARTICLE 5 - APPROVISIONNEMENT ET RECEPTION DES MARCHANDISES

5.1. La societe INTER PARFUMS assure seule la gestion de l'approvisionnement en marchandises de l'entrepot. Il appartient a la societe INTER PARFUMS de s'assurer que le stock ainsi genere soit toujours suffisant, tant en quantite qu'en assortiment, pour permettre a SAGATRANS de preparer les commandes d'INTER PARFUMS lui parvenant.

INTER PARFUMS communique un planning d'approvisionnement pour la semaine S+1 a SAGATRANS afin que celle-ci puisse assurer la reception des marchandises dans des conditions optimales.

SAGATRANS ne saurait a ce titre etre responsable des ruptures du stock qui lui est ainsi confie.

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5.2.   SAGATRANS assure la reception et le dechargement des marchandises qui lui sont livrees, du lundi au vendredi de 7 heures 30 a 11 heures 30 et de 13 heures 30 a 17 heures 15.

5.3. SAGATRANS verifie l'etat apparent des palettes et des cartons ainsi que la quantite qui lui sont livres, prend toutes reserves de droit a l'egard des transporteurs en cas d'avaries, de casse ou de manquants constates, etablit la lettre de protestation dans les delais usuels et transmet a INTER PARFUMS tous les documents necessaires pour deposer sa demande d'indemnisation aupres des transporteurs.

SAGATRANS signale immediatement a la societe INTER PARFUMS ces incidents.

SAGATRANS procedera egalement a une verification quantitative et qualitative du contenu par l'ouverture d'un carton par livraison et informera immediatement INTER PARFUMS des incoherences relevees au regard du bon de livraison.

En cas d'avaries importantes, SAGATRANS pourra demander a INTER PARFUMS de missionner un expert afin de preserver ses droits a l'egard de ses fournisseurs et/ou transporteurs, etant entendu que le transfert de responsabilite s'effectue lors du dechargement.

5.4. Il est expressement convenu que SAGATRANS ne saurait etre responsable, pour quelle que cause que ce soit, des erreurs et/ou casses survenues du fait des transporteurs charges de l'acheminement de ces marchandises.

5.5.   Les produits sont recus sur palettes et emballages non consignes.


ARTICLE 6 - PRESTATIONS LOGISTIQUES

6.1. SAGATRANS effectuera pour le compte d'INTER PARFUMS les prestations logistiques suivantes :

   -  le dechargement des marchandises ;

   -  la reception des  marchandises  dans les conditions  exposees aux articles
      5.3 et 5.4

   - le stockage et la conservation des marchandises a temperature ambiante et hors gel;

   -  la gestion du stock (controle, inventaire, premier entre

   -  premier sorti selon mode de gestion retenu par INTER PARFUMS) ;

   - la preparation des commandes conformement aux instructions d'INTER PARFUMS et l'eclatement des palettes pour ce faire ;

   - la gestion informatique du stock pour permettre a la societe INTER PARFUMS le suivi de celui-ci.

6.2. Les marchandises qui sont confiees par la societe INTER PARFUMS demeurent la propriete de cette derniere. SAGATRANS s'engage neanmoins a conserver les Produits en leur donnant les memes soins qu'elle aurait apporte dans le cadre des objets lui appartenant personnellement.

SAGATRANS est independante dans sa gestion. Elle s'engage a gerer le stock de la societe INTER PARFUMS en y consacrant tous les soins necessaires, etant entendu que les deux parties conviennent d'optimiser la gestion du stock par une organisation rationnelle.

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La gestion  informatique  mise en place par SAGATRANS  permet a INTER PARFUMS de surveiller la rotation reguliere de ses stocks.

6.3. Si un produit ou plusieurs produits n'etaient plus references par INTER PARFUMS ou devaient rester en entrepot plus de six (6) mois sans mouvement de stock, SAGATRANS le signalerait a INTER PARFUMS pour connaitre les eventuelles dispositions a prendre quant a leur transfert vers un autre site SAGATRANS situe en Normandie.

SAGATRANS ne pourra etre tenue responsable du vieillissement des produits en entrepot et de l'atteinte des dates limites de vente. SAGATRANS ne pourrait en aucun cas etre tenue d'assumer le cout de destruction de tels produits.


ARTICLE 7 - PRESTATIONS COMPLEMENTAIRES

SAGATRANS pourra etre amenee a effectuer a la demande d'INTER PARFUMS diverses prestations autres que celles enoncees a l'article 6. Il s'agit notamment :

o des operations exceptionnelles concernant la gestion du stock ou la preparation des commandes consistant dans le re-conditionnement de produits ; la modification et/ou le complement d'etiquetage des produits, le codage et les verifications specifiques du contenu des cartons ou flacons (hors verifications d'usage lors de la reception et du dechargement des Produits), verifications des retours de marchandises de nature exceptionnelle;

o des operations d'acheminement de marchandises au depart ou a destination de ou des entrepot(s) de SAGATRANS ;

o des transports de marchandises vers d'autres sites INTER PARFUMS et/ou en France.

Ces prestations feront l'objet de facturations separees. Les couts et modalites de reglement et d'execution seront fixes prealablement par ecrit d'un commun accord entre les parties, au cas par cas, et notamment le planning de ces operations exceptionnelles de telle sorte qu'elles ne perturbent pas la priorite de traitement des commandes destinees a l'exportation et au marche francais.


ARTICLE 8 - DROIT DE VISITE

INTER PARFUMS aura librement acces a l'entrepot de SAGATRANS, sous reserve pour des raisons de securite, de l'aviser prealablement de toutes visites et devra etre accompagnee d'un representant de SAGATRANS durant toute la visite. Ces visites devront se derouler pendant les heures d'ouverture de l'etablissement et seulement les jours ouvres.

Lors de ces visites, INTER PARFUMS ne pourra pas etre accompagnee de tiers non-membres de son groupe sans autorisation de SAGATRANS.

L'acces aux entrepots par des tiers commandites par INTER PARFUMS pour prelever des echantillons, proceder a des expertises ou effectuer des operations diverses de controle se fait dans les memes conditions que celles qui sont decrites ci-dessus dans le present article.

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ARTICLE 9 - INVENTAIRES

Un inventaire annuel contradictoire sera effectue pour l'ensemble des produits presents en entrepot en fin d'exercice.

En outre, le premier jour ouvre de chaque mois, il sera effectue par SAGATRANS un inventaire portant sur 20 a 30 references Export et 10 a 15 references France qui seront selectionnees par INTER PARFUMS. Les inventaires se feront en comparant le stock physique au stock informatique de SAGATRANS.

Les parties ont convenu d'une procedure de comptabilisation des produits arretee d'un commun accord et qui est annexee aux presentes sous le numero 2.

ARTICLE 10 - COMMANDES

La societe INTER PARFUMS adresse ses commandes a SAGATRANS par liaison informatique en precisant les references, et quantites de produits qui composent les commandes a preparer, ainsi que le mode de preparation de la commande, .le lieu de destination, le receptionnaire des marchandises, le moyen de transport envisage et la date de sortie de l'entrepot.

Il est cependant precise que les commandes finalisees sont systematiquement communiquees a INTER PARFUMS qui devra en cas de desaccord le faire connaitre a SAGATRANS au moins 48 heures avant le depart de celle-ci. A defaut, la commande sera reputee conforme aux exigences de la societe INTER PARFUMS.

Les commandes seront preparees selon la regle FI-FO (premier entre - premier sorti) sauf stipulations ecrites contraires de INTER PARFUMS.

SAGATRANS s'engage a traiter les commandes dans un delai de J+1 pour la France et J+3 pour l'export Le respect de ces delais implique que les commandes soient adressees par INTER PARFUMS de facon reguliere et que toutes les operations a caractere exceptionnel hors evenements saisonniers soient annoncees a SAGATRANS avec une preavis de trois semaines permettant ainsi la mise en place de moyens supplementaires.

Les palettes, cartons, conteneurs ou autres emballages sont commandes apres accord d'INTER PARFUMS par SAGATRANS selon ses besoins au regard des commandes qui lui sont demandees et factures directement a INTER PARFUMS.

Les commandes preparees a la demande d'INTER PARFUMS et toujours presentes dans l'entrepot au-dela de deux mois pourront, si SAGATRANS le juge utile et apres accord prealable d' INTER PARFUMS , etre placees dans d'autres entrepots en attente d'enlevement.

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ARTICLE 11 -  SORTIES DES MARCHANDISES

Les commandes sortiront par cartons, palettes entieres (completes d'origine ou reconstituees) ou par containeurs, selon instructions communiquees par INTER PARFUMS. La preparation des cartons ou palettes sera effectuee par SAGATRANS ainsi que l'empotage des containeurs. SAGATRANS aura la charge de poser les etiquettes d'expedition sur les cartons et colis ainsi prepares.

SAGATRANS assurera les operations de chargement des camions positionnes sur demande de INTER PARFUMS.

Les chargements au depart de l'entrepot seront effectues, du lundi au vendredi, de 7 heures 30 a 11 heures 30 et de 13 heures 30 a 17 heures 30.

Il sera convenu d'un planning des chargements des camions de facon que l'attente soit reduite a son minimum.


ARTICLE 12. REMUNERATION

12.1. La remuneration de SAGATRANS, qui sera applicable a compter du 1er janvier 2005, est calculee en pourcentage du chiffre d'affaires realise par INTER PARFUMS selon les conditions suivantes, etant rappele que le montant de ce chiffre d'affaires ne saurait inclure les chiffres d'affaires realises sur les commandes expediees directement par INTER PARFUMS conformement a l'article 2 et a l'article 4.1 :

12.1.1. PRESTATIONS EXPORTATION

         CHIFFRE D'AFFAIRES EXPORT                   REMUNERATION
                HORS TAXES                            HORS TAXES

Jusqu'a 100.000.000 Euros                 1,85 % du chiffre d'affaires export
De 100.000.000 a 150.000.000 Euros        1,60 % du chiffre d'affaires  export
De 150.000.000 a  200.000.000 Euros       1,50 % du chiffre d'affaires export
Au-dela de  200.000.000 Euros             1,40 % du chiffre d'affaires export


12.1.2. PRESTATIONS FRANCE

2,70 % du chiffre d'affaires hors taxes France

12.2. Toutefois, INTER PARFUMS garantit a SAGATRANS un minimum de remuneration annuelle dont les montants sont fixes comme suit :

Annee 2005 :      2.100.000 (euro) hors taxes
Annee 2006 :      2.600.000 (euro) hors taxes
Annee 2007 :      2.600.000 (euro) hors taxes
Annee 2008 :      2.700.000 (euro) hors taxes
Annee 2009 :      2.800.000 (euro) hors taxes
Annee 2010 :      2.900.000 (euro) hors taxes
Annee 2011 :      9/12 * 3.000.000 (euro)  hors taxes

12.3. SAGATRANS etablira une facturation mensuelle dont le montant forfaitaire est fixe a 210.000 (euro) pour l'annee 2005 et a 1/12 du montant de la remuneration minimale annuelle pour les annees suivantes. Les factures mensuelles seront a regler par cheque a 60 jours date de facture, celle-ci etant emise a terme echu.

12.4. La remuneration due a SAGATRANS sera regularisee semestriellement en fonction du chiffre d'affaires realise par INTER PARFUMS au depart des entrepots de SAGATRANS. Le chiffre d'affaires net, hors taxes, realise en France et a l'export apres deduction des produits retournes ayant donne lieu a avoir, sera identifie par une attestation certifiee conforme par les Commissaires aux Comptes de la Societe INTER PARFUMS fournie dans les 30 jours de la cloture du semestre a regulariser. Si le montant calcule comme il est indique a l'article
12.1.1. est superieur au montant forfaitaire mentionne a l'article 12.3 pour le semestre considere, SAGATRANS etablira une facture representant la difference entre les deux montants, payable a reception.

12.5.  Laremuneration   visee  a  l'article   12.1.   comprend   l'ensemble  des
prestations effectuees par SAGATRANS en application des termes du present contrat a l'exception des :

o  des prestations complementaires visees a l'article 7 ;

o des fournitures specifiques au traitement des operations INTER PARFUMS a savoir : palettes, cartons pour confectionner des commandes particulieres, films plastiques pour les palettes en sortie de stock, etiquettes cartons pour les preparations France, etiquettes produits dangereux, papier soie pour la protection des flacons des colis France, feuillard pour les fermetures de carton France, particules de calage pour les emballages non standard, a l'exclusion de toutes fournitures bureautiques et informatiques usuelles.

o  des locations eventuelles de containeurs,

o des frais d'"envoi express" ou tout autre moyen d'acheminement rapide de plis ou petits colis.

Ces prestations feront l'objet de facturations separees payables a 30 jours. Les couts seront fixes prealablement par ecrit d'un commun accord entre les parties, au cas par cas.

12.6. Tout retard de reglement entrainera des penalites de retard au taux de l'interet legal x 1,5 au prorata temporis des journees de retard, la date d'envoi par la poste faisant foi.


ARTICLE 13 -  REVISIONS EXCEPTIONNELLES

Dans le cadre de ce contrat de partenariat, les Parties conviennent que dans l'hypothese de modifications des donnees declarees par INTER PARFUMS de nature a imposer a SAGATRANS des contraintes nouvelles non prevues a la date de signature du present contrat, par exemple :

   -  nature et caracteristiques des produits,

   -  delais d'execution des prestations,

   -  modification des conditionnements ou des supports de manutention,

   -  changement du systeme informatique,

SAGATRANS pourra demander la revision des conditions financieres du contrat afin de respecter, compte tenu desdites modifications et contraintes en resultant, l'equilibre economique du present contrat.

De meme, si de nouvelles reglementations devenaient obligatoires notamment en matiere de securite des entrepots ou si des modifications importantes dans les conditions de stockage de nature a affecter l'equilibre economique de l'exploitation du contrat devaient etre imposees par INTER PARFUMS, une revision exceptionnelle des conditions financieres serait mise en oeuvre dans un delai maximum d'un mois apres la date ou ces evenements seraient survenus.

De  son  cote,   la  societe  INTER   PARFUMS   pourra   demander  une  revision
exceptionnelle des conditions financieres du contrat dans le cas d'une hausse substantielle de ses tarifs non liee aux augmentations conjoncturelles.

ARTICLE 14 - RESPONSABILITE

14.1. RESPONSABILITE DE SAGATRANS EN TANT QU'ENTREPOSITAIRE Pendant toute la duree du stockage, SAGATRANS est responsable de la garde et de la conservation en quantite et qualite externes des biens et marchandises qui lui sont confies, aux conditions ci-apres exposees.

14.1.1.  LA CASSE

14.1.1.1. La casse constatee a la reception de la plate-forme sera signalee immediatement par SAGATRANS a la societe INTER PARFUMS, comme indique dans l'article 5.4 la societe INTER PARFUMS faisant directement son affaire du litige avec les transporteurs.

Les marchandises avariees seront dechargees et stockees en zone specifique ou elles seront tenues a la disposition de la societe INTER PARFUMS pendant une periode de 30 jours. Passe ce delai, si les marchandises concernees n'ont pas ete retirees ou detruites par la societe INTER PARFUMS, elles seront detruites ou retirees par SAGATRANS aux frais de la societe INTER PARFUMS, apres en avoir dument informe INTER PARFUMS.

Le cout de stockage de ces marchandises sera supporte par la societe INTER PARFUMS dans les conditions visees a l'article 12.5.

14.1.1.2. La casse constatee a l'interieur de l'entrepot, et survenue du fait de SAGATRANS sera stockee en zone specifique, signalee a INTER PARFUMS qui la facturera a SAGATRANS au Prix de Revient pondere tel qu'il figure sur le dernier listing valorise du stock audite ; auquel s'ajoutera un coefficient de frais d'approche valide d'un commun accord entre les parties. Si cette marchandise detruite ou endommagee fait partie d'une commande facturee par INTER PARFUMS, elle sera facturee a SAGATRANS au prix de vente facture par INTER PARFUMS a son client.

Cette marchandise sera detruite aux frais de SAGATRANS.

La casse ainsi constatee, sortie du stock informatique, ne sera pas prise en compte dans la determination de la limite d'ecart negatif visee a l'article 14.1.2.2.

14.1.2. LES MANQUANTS

14.1.2.1. Les manquants constates a la reception de la plate-forme seront signales immediatement par SAGATRANS a la societe INTER PARFUMS, comme indique dans l'article 5.4, la societe INTER PARFUMS faisant directement son affaire du litige avec ses transporteurs et/ou ses fournisseurs.

14.1.2.2. SAGATRANS ne saurait etre tenue responsable du contenu des cartons et autres conditionnements puisque ceux-ci ont ete prepares, emballes et clos par les soins du fournisseur et qu'il n'appartient pas a SAGATRANS d'en verifier le contenu.

SAGATRANS ne saurait etre tenue responsable des manquants en stock survenant dans l'entrepot et eventuellement constates lors des inventaires, si l'ecart constate entre le stock physique et le stock informatique n'excede pas 1,5 % ( un et demi pour cent). Si des ecarts negatifs superieurs etaient constates, ils seraient factures a SAGATRANS apres realisation d'un nouvel inventaire physique contradictoire les confirmant, au Prix de Revient pondere tel que defini a l'article 14.1.1.2. susvise.

SAGATRANS  s'engage  toutefois  a signaler a INTER  PARFUMS  tous  manquants  de produits qu'elle constaterait a l'ouverture des cartons ou autres conditionnements lors de leur eclatement en zone de "picking". En cas de constatation d'un lot important faisant apparaitre de tels manquants, SAGATRANS fera intervenir INTER PARFUMS afin qu'elle puisse prendre toutes reserves a l'egard de son fournisseur.

En pareil cas, les manquants ainsi constates ne seraient pas retenus dans le calcul des taux d'ecart negatif susvises.


14.2. RESPONSABILITE DE SAGATRANS EN MATIERE DE DISTRIBUTION ET DE TRANSPORT

14.2.1. Responsabilite du fait des substitues :

SAGATRANS demeure responsable de plein droit vis-a-vis de INTER PARFUMS comme de tous tiers, des dommages susceptibles de leur etre causes tant par lui-meme que par ses preposes ou toute personne auxquelles il ferait appel pour l'assister ou executer en ses lieu et place une obligation resultant du present contrat.

Si la responsabilite de SAGATRANS est engagee du fait d'un de ses sous-traitants elle est strictement limitee a celle encourue par le sous-traitant et calculee conformement aux dispositions prevues par les Conventions Internationales et la legislation nationale applicables au sous-traitant. Quand les limites de responsabilite du sous-traitant ne resultent pas de dispositions imperatives ou legales, elles sont reputees identiques a celles de SAGATRANS.

14.2.2. Si la responsabilite personnelle de SAGATRANS est engagee, elle est limitee :

En cas de pertes et avaries :

       a) pour tous les dommages a la marchandise imputables a l'operation de transport par suite de pertes et avaries et pour toutes les consequences pouvant en resulter, aux plafonds d'indemnite fixes dans les dispositions legales ou reglementaires en vigueur applicables au transport considere.

       b) dans tous les cas, ou les dommages a la marchandise ou toutes les consequences pouvant en resulter ne sont pas dues a l'operation de transport, a 14 euros par kilogramme de poids brut de marchandises manquantes ou avariees sans pouvoir exceder, quels que soient le poids, le volume, les dimensions, la nature ou la valeur de la marchandise concernee, une somme superieure au produit du poids brut de la marchandise exprime en tonnes multiplie par 2 300 euros avec un maximum de 50 000 euros par evenement.

Pour tous les autres dommages et notamment ceux entraines par un retard de livraison portant sur un delai convenu, la reparation due par SAGATRANS dans le cadre de sa responsabilite personnelle est strictement limitee au prix du transport de la marchandise (droits, taxes et frais divers exclus).

En aucun cas, cette indemnite ne pourra exceder celle qui est due en cas de perte ou d'avarie de la marchandise.

INTER PARFUMS renonce et se porte fort de faire renoncer ses assureurs a tout recours a l'encontre de SAGATRANS au-dela des limites definies dans le present article.

14.2.3. Responsabilite de INTER PARFUMS

INTER PARFUMS  demeure seule et entierement  responsable  des  declarations  aux
autorites,   de   certificat   ou   d'autorisation   relative  a  la  detention,
l'importation ou la distribution dont les produits devraient faire l'objet.


ARTICLE 15 -  ASSURANCES

15.1. ASSURANCE DES MARCHANDISES EN ENTREPOT

INTER PARFUMS assure elle-meme a ses risques et perils ses propres marchandises entreposees dans le cadre du present accord pour les risques de vol avec effraction, emeutes, guerres declarees ou non, degats des eaux ou incendie et risques annexes. INTER PARFUMS fera donc son affaire personnelle de tous les dommages ou pertes pouvant survenir du fait des risques susvises aux biens lui appartenant dans le cadre des polices ainsi souscrites.

Par consequent, INTER PARFUMS renonce et s'engage a faire renoncer ses assureurs a exercer tous droits de recours a l'encontre de SAGATRANS et de ses assureurs pour les sinistres relevant des assurances ainsi prises.

SAGATRANS sera responsable dans les conditions des articles 14.1 des sinistres survenus hors les cas vises a l'alinea 1 ci-dessus.

15.2 ASSURANCE DES BIENS DE SAGATRANS

SAGATRANS fera son affaire personnelle de l'assurance de tout autre bien lui appartenant ou place sous sa responsabilite. SAGATRANS renonce et s'engage a faire renoncer ses assureurs a exercer ses droits de recours contre INTER PARFUMS et ses assureurs, y compris en cas de sinistre pouvant survenir du fait de ces derniers aux autres marchandises entreposees.

15.3 Chacune des deux parties souscrira les polices d'assurance necessaires pour se garantir contre les risques restant a sa charge en vertu des dispositions susvisees. Chacune des parties supportera les primes et les franchises des polices d'assurance ainsi souscrites. Les limites de garantie de telles polices ne seront pas opposables a l'autre partie.

Les polices d'assurance comporteront, par ailleurs, un abandon des droits de subrogation des assureurs, en faveur de l'autre partie.

Chacune des parties fournira, a premiere demande de l'autre, copie des attestations d'assurance permettant de justifier des garanties requises.

15.4 ASSURANCE DES MARCHANDISES TRANSPORTEES

INTER PARFUMS fera son affaire de l'assurance des marchandises pendant le transport.


ARTICLE 16 -  FORCE MAJEURE

Sont considerees comme cas de force majeure, tous evenements independants de la volonte des parties lorsque ces evenements interviennent apres la conclusion du contrat et en empechent l'execution totale ou partielle.

En cas de survenance d'un cas de force majeure le present contrat sera automatiquement suspendu pendant toute la periode de force majeure, et aucune des parties ne pourra etre tenue responsable par l'autre partie d'une quelconque inexecution contractuelle du fait d'un tel evenement.

Pour l'application de cette clause, sont considerees comme evenements de "force majeure", a titre non limitatif : le lock-out de la plate-forme, l'incendie, la mobilisation, la requisition, l'embargo, l'insurrection, la guerre declaree ou non, la guerre civile, la revolution, l'emeute, le sabotage, l'interruption des moyens de transport, les restrictions d'energie, le fait de toute autorite publique, les interdictions d'importer, d'exporter ou de transiter des marchandises...

Les parties se reuniront afin de determiner d'un commun accord les conditions d'amenagement ou de remplacement permettant une reprise de l'execution du contrat dans les plus brefs delais.

En cas de force majeure empechant la poursuite des relations contractuelles les parties reconnaissent que le present contrat serait rompu sans indemnite de part ni d'autre.

ARTICLE 17 -  GESTION ET ADAPTATION DU CONTRAT

Les parties conviennent de se reunir selon leurs besoins afin d'examiner les moyens d'adapter le contrat aux evolutions constatees dans les facteurs economiques, techniques ou de la reglementation.

Et plus particulierement, les parties se rencontreront en cas d'evenements majeurs ou de variations significatives des parametres ayant determine les obligations de l'une ou l'autre des parties.


ARTICLE 18 -  DUREE

Le present contrat entrera en vigueur a compter du 1er janvier 2005 pour se terminer le 30 septembre 2011.

Les parties conviennent de se concerter 10 (dix) mois avant l'expiration du contrat afin de fixer les termes et conditions de son eventuel renouvellement et de notifier leur decision de renouveler ou de ne pas renouveler le present contrat par lettre recommandee avec accuse de reception 7 (sept) mois avant le 30 septembre 2011.

Il se reconduira ensuite pour des periodes successives de 3 (trois) annees, sauf si l'une des parties le denonce en prevenant son cocontractant 7 (sept) mois avant l'echeance par lettre recommandee avec accuse de reception.

Il pourra etre mis fin, dans les memes conditions, au contrat renouvele a l'expiration de chaque periode de 3 (trois) annees en respectant un preavis de 7
(sept) mois.


ARTICLE 19 - INDEPENDANCE DES PARTIES

SAGATRANS traite en toutes circonstances en son nom personnel et agit en entreprise independante et sans possibilite de representation.

Les parties assument l'entiere responsabilite des obligations mises a leur charge en raison des presentes. Sauf convention ecrite expresse contraire, SAGATRANS n'a aucune qualite pour agir au nom de la societe INTER PARFUMS et/ou pour l'engager d'une quelconque maniere, et doit prendre toutes mesures utiles pour eviter une confusion des tiers a cet egard, et inversement.


ARTICLE 20 - CONFIDENTIALITE

Les parties reconnaissent que les informations qui leur sont fournies et/ou qu'elles recueilleront a l'occasion de l'execution de la convention (clientele, methode de gestion et tous renseignements d'ordre technique, commercial et financier) presentent un caractere strictement confidentiel. Elles s'engagent, tant au cours de la convention qu'apres son expiration, a ne pas les devoiler aux tiers, et a prendre toutes mesures necessaires notamment a l'egard de leur personnel, pour en maintenir et en garantir le secret.

A l'expiration de la convention, chacune des parties restituera a l'autre les documents lui appartenant.


ARTICLE 21 - RUPTURE DU CONTRAT

21.2. Pendant toute la duree de la premiere periode expirant au 30 septembre 2011, le present contrat ne pourra etre resilie que pour manquement repete d'une partie a ses obligations essentielles ou pour manquement constitutif d'une faute grave, directement et entierement imputable a l'une des parties, qui causerait directement ou indirectement a l'autre partie un prejudice commercial important, apres mise en demeure par lettre recommandee avec accuse de reception adressee a la partie defaillante restee infructueuse pendant un mois. Pour tout manquement contractuel volontaire ou constitutif d'une faute grave, la partie lesee pourra demander l'octroi de dommages et interets.

Au-dela de la premiere periode expirant au 30 septembre 2011 et en cas de renouvellement, la resiliation pourra intervenir pour inexecution de ses obligations par une des parties, apres mise en demeure par lettre recommandee avec accuse de reception adressee a la partie defaillante restee infructueuse pendant un mois. Le present contrat sera resilie de plein droit, sans prejudice des dommages et interets qui pourront etre reclames a la partie defaillante.

21.3. En cas de rupture du present contrat, pour quelle que cause que ce soit, la societe INTER PARFUMS fera son affaire personnelle de la reprise des produits en stock sur la plate-forme a la date de cette rupture.

21.4. En cas de resiliation pour quelque cause que ce soit, les Parties s'engagent a un accord de non-denigrement reciproque aupres de tout tiers, pouvant nuire a l'image de marque et la reputation de chacune des Parties ainsi qu'a leur developpement commercial et poursuite des activites logistiques.


ARTICLE 22 - CESSION

Le present contrat a ete negocie et conclu par chacune des parties en consideration de l'intuiti personae s'attachant a l'autre partie. En consequence, il ne pourra faire l'objet d'une cession sans l'accord expres, ecrit et prealable des parties. Sont assimiles a une cession du contrat, un apport en societe, une fusion, une absorption, une cession de fonds de commerce, un changement de majorite dans la repartition du capital social de l'une des parties et d'une maniere generale toutes operations tendant a faire changer le contrat de patrimoine a l'exception d'un cas de reclassement interne au sein du Groupe auquel chacune des parties appartient.

ARTICLE 23 - TOLERANCE

Le fait pour l'une des parties de renoncer et/ou d'omettre de se prevaloir d'une disposition quelconque de la convention, ne constituera en aucun cas une renonciation permanente applicable a une violation ulterieure de cette disposition dont le caractere obligatoire demeurera plein et entier.


ARTICLE 24 - INTITULES

Les descriptifs ou intitules des differents articles et paragraphes du present contrat ont ete inseres exclusivement pour des raisons de clarte du texte et ne peuvent en aucune maniere etre consideres comme pouvant definir, limiter ou circonscrire de quelque facon que ce soit le champ d'application ou l'objet de l'article ou du paragraphe specifique auquel ils se referent.


ARTICLE 25 - NULLITE PARTIELLE

Dans l'eventualite ou une clause du present contrat serait declaree nulle ou contraire aux lois imperatives ou relevant de l'ordre public, les parties soussignees s'engagent a se concerter et a rechercher de bonne foi un accord sur une clause valable dont les effets se rapprochent le plus possible de la clause invalidee.


ARTICLE 26 - ELECTION DE DOMICILE

Toute notification d'une partie a l'autre devra etre faite, par lettre recommandee avec accuse de reception au siege social de chaque partie.


ARTICLE 27 - ENREGISTREMENT

Si une des parties le requiert, les presentes seront enregistrees aux frais de celle-ci.


ARTICLE 28 - COMPETENCE

Tout differend relatif a l'interpretation et l'application du present contrat relevera du Tribunal de Commerce de Nanterre.

Fait a
le
en deux exemplaires


                 INTER PARFUMS                         SAGATRANS
                PHILIPPE BENACIN                   PHILIPPE CHAMINADE